SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): June 30 , 1997
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                             ANTENNAS AMERICA, INC.
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             (Exact name of registrant as specified in its charter)



          Utah                         0-18122                   87-0454148
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(State or other jurisdiction        (Commission File          (I.R.S. Employer
   of incorporation)                    Number)             Identification  No.)




          4860 Robb Street, Suite 101, Wheat Ridge, Colorado 80033-2163
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               (Address of principal executive offices)      (Zip Code)



        Registrant's telephone number, including area code (303) 421-4063
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Item 5.  Other Events.
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     Press Release. The press release of the Registrant dated June 30, 1997, which is filed as an exhibit hereto, is incorporated herein by reference.


Item 7.  Financial Statements And Exhibits.

         (c)   Exhibits.


                                  Exhibit Index
                                  -------------

Exhibit
Number            Description
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99.1              Press release dated June 30, 1997.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  July 9, 1997                      ANTENNAS AMERICA, INC.




                                         By:  /S/  RANDALL P. MARX
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                                              Randall P. Marx
                                              Chief Executive Officer